Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-K of Community Bank Shares of Indiana, Inc. for the year ended December 31, 2003, I, James D. Rickard, Chief Executive Officer of Community Bank Shares of Indiana, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2003, that:

(1) Such Form 10-K for the year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-K for the year ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operation of Community Bank Shares of Indiana, Inc.

By:      /s/ James D. Rickard
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         James D. Rickard
         President and
           Chief Executive Officer

Date:  March 30, 2004


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